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                                                                  EXHIBIT 10.32


                                                                  EXECUTION COPY


                           WAIVER AND THIRD AMENDMENT


          WAIVER AND THIRD AMENDMENT, dated as of July 31, 1996 (this "AMENDMENT"), to the Credit Agreement, dated as of July 19, 1994 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among AFTERMARKET TECHNOLOGY CORP., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS") and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation, as agent (in such capacity, the "AGENT").


                              W I T N E S S E T H:

          WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

          WHEREAS, the Borrower has requested that the Lenders and the Agent agree to amend or waive certain provisions of the Credit Agreement, and the Lenders and the Agent are agreeable to such request upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Company, the Lenders and the Agent hereby agree as follows:

          1.   DEFINITIONS.  All terms defined in the Credit
Agreement shall have such defined meanings when used herein unless otherwise defined herein.

          2. AMENDMENT OF SUBSECTION 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" therefrom and inserting in lieu thereof the following new definition:

          "APPLICABLE MARGIN": for each Type of Loan, the rate per annum set forth under the relevant column heading below:

                                        Eurodollar
                    ABR Loans             Loans
                    ---------           ----------
                      1.25%                2.25%

          3. AMENDMENT OF SUBSECTION 4.1. Subsection 4.1 of the Credit Agreement is hereby amended by deleting the first sentence of clause (b) of such subsection 4.1 and inserting in lieu thereof the following new sentence:


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                                                                              2

     "The Borrower shall pay to the Agent, for the account of the Issuing Lender a fronting fee with respect to each Letter of Credit computed at a rate per annum equal to 1/4 of 1% on the daily average undrawn amount of such Letter of Credit."

          4. WAIVER OF SUBSECTION 8.9. The requirements of Subsection 8.9 of the Credit Agreement are hereby waived to the extent, and only to the extent, that the amount of expenditures subject thereto exceed $3,600,000 during the 1996 fiscal year, PROVIDED that (i) the aggregate amount of such expenditures during such year do not exceed $10,000,000 and (ii) no amount may be carried over from such fiscal year to any subsequent fiscal year for the purposes of the proviso to subsection 8.9.

          5. REPRESENTATIONS; NO DEFAULT. On and as of the date hereof, and after giving effect to this Amendment, the Company confirms, reaffirms and restates that the representations and warranties set forth in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects, PROVIDED that the references to the Credit Agreement therein shall be deemed to be references to this Amendment and to the Credit Agreement as amended by this Amendment.

          6. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on and as of the date (the "AMENDMENT EFFECTIVE DATE") that the Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Borrower, the Agent, and the Required Lenders, along with the written consent of each Subsidiary Guarantor in the form attached hereto.

          7. LIMITED WAIVER AND AMENDMENT. Except as expressly waived and amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          8. COSTS AND EXPENSES. The Company agrees to pay or reimburse the Agent for all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, and the consummation of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of its counsel.

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          9.   COUNTERPARTS.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                   AFTERMARKET TECHNOLOGY CORP.


                                   By:
                                      ---------------------------------------
                                      Title:

                                   THE CHASE MANHATTAN BANK, as Agent and as a
                                   Lender


                                   By:
                                      ---------------------------------------
                                      Title:

                                   HELLER FINANCIAL, INC.



                                   By:
                                      ---------------------------------------
                                      Title:


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                                                                              4






                                   THE CIT GROUP/BUSINESS CREDIT, INC.


                                   By:
                                      ---------------------------------------
                                      Title:















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                                                                             5

                                     CONSENT


          Each of the undersigned Parent and Subsidiary Guarantors hereby consents and agrees to the provisions of the foregoing Amendment, and hereby affirms that upon the effectiveness of the foregoing Amendment, each Loan Document to which it is a party shall continue to be, and shall remain, in full force and effect.



                              AFTERMARKET TECHNOLOGY HOLDINGS CORP.


                              By:
                                 ---------------------------------------
                                 Title:


                              RPM MERIT, INC.


                              By:
                                 ---------------------------------------
                                 Title:


                              AARON'S AUTOMOTIVE PRODUCTS, INC.


                              By:
                                 ---------------------------------------
                                 Title:


                              MAMCO CONVERTERS, INC.


                              By:
                                 ---------------------------------------
                                 Title:


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                                                                             6


                              H.T.P., INC.


                              By:
                                 ---------------------------------------
                                 Title:



                              KING-O-MATIC INDUSTRIES LIMITED


                              By:
                                 ---------------------------------------
                                 Title:


                              MASCOT TRUCK PARTS, INC.


                              By:
                                 ---------------------------------------
                                 Title:


                              CRS HOLDINGS CORP.


                              By:
                                 ---------------------------------------
                                 Title:


                              COMPONENT REMANUFACTURING SPECIALISTS, INC.


                              By:
                                 ---------------------------------------
                                 Title: